Exhibit 99.2

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Edward D. Breen
Name: Edward D. Breen

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Herman Bulls
Name: Herman Bulls

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Michael E. Daniels
Name: Michael E. Daniels

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Frank M. Drendel
Name: Frank M. Drendel

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Brian Duperreault
Name: Brian Duperreault

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Rajiv L. Gupta
Name: Rajiv L. Gupta

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ George R. Oliver
Name: George R. Oliver

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Brendan R. O’Neill
Name: Brendan R. O’Neill

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Jürgen Tinggren
Name: Jürgen Tinggren

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ Sandra S. Wijnberg
Name: Sandra S. Wijnberg

May 16, 2014

CONSENT OF PERSON ABOUT TO BECOME DIRECTOR

I hereby consent to my being named in the Registration Statement on Form S-4 of Tyco International plc (the “Company”) as a person about to become a director of the Company upon consummation of the merger of Tyco International Ltd. with and into the Company as described therein.

/s/ R. David Yost
Name: R. David Yost

May 16, 2014

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